SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): February 19, 2002


                              RYMER FOODS, INC.

           (Exact Name of Registrant as Specified in the Charter)


           Delaware                   1-6071              36-1343930
 (State or other jurisdiction  (Commission File No.)     (IRS Employer
       of incorporation)                              Identification No.)


                               Rymer Foods Inc.
                     4600 South Packers Avenue, Suite 400
                           Chicago, Illinois 60609

                   (Address of principal executive offices)

                                (773) 254-7530

             (Registrant's telephone number, including area code)

                                     N/A

        (Former name or former address, if changed since last report)

 Item 7.      Financial Statements and Exhibits

 (c)  Exhibits

 Exhibit No.  Description
 -----------  -----------
    99.1      Press Release dated February 19, 2002.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              RYMER FOODS INC.

                              /s/ Paul Conti
                              ---------------------------
                              Paul Conti, President/Chief
                              Executive Officer

 Dated: February 19, 2002